UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 10, 2006

                              Moldflow Corporation
               (Exact name of registrant as specified in charter)



        Delaware                       000-30027                 04-3406763
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)      (IRS employer of
      incorporation)                                         identification no.)



       492 Old Connecticut Path, Ste 401, Framingham, MA       01701
--------------------------------------------------------     ----------
           (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (508) 358-5848

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. On August 10, 2006, Moldflow Corporation issued a press release regarding the fourth quarter and full fiscal 2006 year. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
(c) Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated August 10,
2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOLDFLOW CORPORATION



Date: August 10, 2006                   By:      /s/ Christopher L. Gorgone
                                        ----------------------------------------
                                        Name: Christopher L. Gorgone
                                        Title: Executive Vice President of
                                        Finance & Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
------------       -----------
Exhibit            99.1 Press Release issued by Moldflow Corporation dated
                   August 10, 2006.